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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 1, 2001

                          AmericanWest Bancorporation
              (Exact Name of Registrant as Specified in Charter)



               Washington               0-18561              91-1259511
               ----------             -----------       ---------------------
     (State or other jurisdiction     (Commission       (IRS Employer Identi-
             of incorporation)        File Number)        fication Number)


          9506 North Newport Highway, Spokane, Washington 99218-1200
          ----------------------------------------------------------
               (Address of principal executive offices/Zip Code)

      Registrant's telephone number, including area code:  (509) 467-6949
      -------------------------------------------------------------------
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          Item 5.  Other Events.

Effective March 1, 2001 United Securities Bancorporation has changed its name to AmericanWest Bancorporation. The corporate headquarters will remain in Spokane, Washington. Effective March 2, 2001 the Nasdaq ticker symbol changes to AWBC from its former USBN. For further information the press release issued on March 2, 2001 is incorporated by reference as Exhibit 99.

     99.  Press release dated March 2, 2001, issued by AmericanWest
          Bancorporation.

                                 EXHIBIT INDEX

Exhibit No.              Title
-----------              -----

     99.  Press release dated March 2, 2001, issued by AmericanWest
          Bancorporation
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SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 5, 2001   AmericanWest Bancorporation

                                By:  /s/ Chad Galloway
                                   ------------------------------
                                Name:    Chad Galloway
                                Title:   Vice President and
                                         Chief Financial Officer